EXHIBIT 24.1
                         ANHEUSER-BUSCH COMPANIES, INC.
                               POWER OF ATTORNEY
     Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August
A. Busch III, Jerry E. Ritter and JoBeth G. Brown, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the proposed registration under said Act pursuant to a Registration Statement on Form S-3 of an additional $648,000,000 principal amount of the debt securities of the Company (for a total of $750,000,000 available for issuance, including $102,000,000 which remains available under the Company's previous Registration Statement No. 33-49051), in accordance with Rule 415 under said Act and as authorized by the Board of Directors of the Company on June 28, 1995; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said prior or proposed Registration Statements.
     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of June 28, 1995.

            August A. Busch III                    Jerry E. Ritter
      --------------------------------     --------------------------------
            August A. Busch III                    Jerry E. Ritter
           Chairman of the Board             Executive Vice President -
        and Chief Executive Officer              Chief Financial and
       (Principal Executive Officer)            Administrative Officer
                                            (Principal Financial Officer)

              Gerald C. Thayer
      --------------------------------    --------------------------------
              Gerald C. Thayer                 Pablo Aramburuzabala O.
       Vice President and Controller                   Director
       (Principal Accounting Officer)

                                                  Bernard A. Edison
     --------------------------------     --------------------------------
            Andrew B. Craig III                   Bernard A. Edison
                  Director                             Director

             Peter M. Flanigan                      John E. Jacob
     --------------------------------     --------------------------------
             Peter M. Flanigan                      John E. Jacob
                  Director                             Director

             Charles F. Knight                  Vernon R. Loucks, Jr.
     --------------------------------     --------------------------------
             Charles F. Knight                  Vernon R. Loucks, Jr.
                  Director                             Director





             Vilma S. Martinez                     Sybil C. Mobley
     --------------------------------     --------------------------------
             Vilma S. Martinez                     Sybil C. Mobley
                  Director                             Director

             James B. Orthwein                     Andrew C. Taylor
      --------------------------------    --------------------------------
             James B. Orthwein                     Andrew C. Taylor
                  Director                             Director

           Douglas A. Warner III                  William H. Webster
     --------------------------------     --------------------------------
           Douglas A. Warner III                  William H. Webster
                  Director                             Director


                            Edward E. Whitacre, Jr.
                        --------------------------------
                            Edward E. Whitacre, Jr.
                                    Director